SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K
                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

               Date of Report - March 25, 1997


                  CODORUS VALLEY BANCORP, INC.
      ----------------------------------------------------
     (Exact name of registrant as specified in its charter)



   Pennsylvania             0-15536              23-2428543
  --------------        ---------------         --------------
 (State or other       (Commission File        (IRS Employer
  jurisdiction              Number)            Identification
of incorporation)                                  Number)


          One Manchester Street
         Glen Rock, Pennsylvania                      17327
 --------------------------------------            ----------
(Address of principal executive offices)           (Zip Code)


Registrant's telephone number including area code: (717) 235-6871

                               N/A
  ------------------------------------------------------------
  (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          Not Applicable.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          Exhibits:

               10     Executive Employment Agreement, dated
                      as of January 1, 1993, between Codorus
                      Valley Bancorp, Inc., Peoples Bank of
                      Glen Rock and Larry J. Miller.

Item 8.   Change in Fiscal Year.

          Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CODORUS VALLEY BANCORP, INC.
                              (Registrant)


                              /s/ Larry J. Miller
                              ------------------------------
                              Larry J. Miller, President and
                              Chief Executive Officer
                              (Principal Executive Officer)

Dated: March 24, 1997

                       EXHIBIT INDEX

                                                       Page
                                                    Number in
                                                     Manually
                                                      Signed
Exhibit No.                                          Original
-----------                                         ----------

    10           Executive Employment Agreement,
                 dated as of January 1, 1993,
                 between Codorus Valley Bancorp,
                 Inc., Peoples Bank of Glen
                 Rock and Larry J. Miller.